Exhibit 99.4

SCHEDULE III

HOST HOTELS & RESORTS, INC. AND SUBSIDIARIES

REAL ESTATE AND ACCUMULATED DEPRECIATION

December 31, 2007

(in millions)

Description(1)	Debt	Initial Costs		Subsequent Costs Capitalized	Gross Amount at December 31, 2007				Date of Completion of Construction	Date Acquired	Depreciation Life
		Land	Buildings & Improvements		Land	Buildings & Improvements	Total	Accumulated Depreciation
Hotels:
The Ritz-Carlton, Amelia Island, Florida	$—	$25	$115	$30	$26	$145	$171	$33	—	1998	40
Four Seasons, Atlanta, Georgia	—	5	48	18	6	65	71	16	—	1998	40
Grand Hyatt, Atlanta, Georgia	—	7	88	15	8	102	110	25	—	1998	40
Atlanta Marquis, Georgia	133	13	184	79	16	259	275	58	—	1998	40
Atlanta Midtown Suites, Georgia	—	—	26	4	—	30	30	9	—	1996	40
Westin Buckhead, Georgia	—	5	84	19	6	102	108	25	—	1998	40
Miami Biscayne Bay, Florida	—	—	27	6	—	33	33	12	—	1998	40
Boston Marriott Copley Place, Massachusetts	—	—	203	27	—	229	229	37	—	2002	40
Boston/Newton, Massachusetts	—	3	31	16	3	47	50	35	—	1997	40
Hyatt, Boston, Massachusetts	—	15	69	27	17	94	111	22	—	1998	40
Hyatt Regency, Burlingame, California	—	16	119	33	20	148	168	35	—	1998	40
Calgary, Canada	37	5	18	12	5	30	35	11	—	1996	40
Hyatt Regency, Cambridge, Massachusetts	—	18	84	14	19	97	116	24	—	1998	40
Chicago/Downtown Courtyard, Illinois	—	7	27	5	7	32	39	12	—	1992	40
Chicago Embassy Suites, Illinois	—	—	86	—	—	87	87	8	—	2004	40
Chicago O’Hare, Illinois	—	4	26	36	4	63	67	38	—	1998	40
Chicago O’Hare Suites, Illinois	—	5	36	5	5	41	46	10	—	1997	40
Swissôtel, Chicago, Illinois	—	29	132	8	30	140	170	35	—	1998	40
Coronado Island Resort, California	—	—	53	16	—	68	68	17	—	1997	40
Costa Mesa Suites, California	—	3	18	4	3	23	26	7	—	1996	40
Dallas Quorum, Texas	—	14	27	17	14	44	58	15	—	1994	40
Dayton, Ohio	—	2	30	3	2	33	35	8	—	1998	40
Hyatt DC Capitol Hill, Washington, D.C.	—	40	230	1	40	231	271	13	—	2006	40
The Ritz-Carlton, Dearborn, Michigan	—	8	51	5	8	55	63	14	—	1998	40
Denver Tech Center, Colorado	—	6	26	22	6	48	54	15	—	1994	40
Westin Tabor Center, Colorado	43	—	89	1	—	90	90	4	—	2006	40
Desert Springs Resort and Spa, California	83	13	143	103	14	246	260	59	—	1997	40
Gaithersburg/Washingtonian Center, Maryland	—	7	22	3	7	25	32	9	—	1993	40
Hanover, New Jersey	—	5	30	19	5	48	53	14	—	1997	40
Harbor Beach Resort, Florida	134	—	62	69	—	131	131	40	—	1997	40

SCHEDULE III

HOST HOTELS & RESORTS, INC. AND SUBSIDIARIES

REAL ESTATE AND ACCUMULATED DEPRECIATION

December 31, 2007

(in millions)

Description(1)	Debt	Initial Costs		Subsequent Costs Capitalized	Gross Amount at December 31, 2007				Date of Completion of Construction	Date Acquired	Depreciation Life
		Land	Buildings & Improvements		Land	Buildings & Improvements	Total	Accumulated Depreciation
Houston Airport, Texas	—	—	10	14	1	23	23	14	1	1984	40
Houston Medical Center, Texas	—	—	19	11	—	30	30	10	—	1998	40
Westin Indianapolis, Indiana	36	11	100	2	12	101	113	4	—	2006	40
JW Marriott Hotel at Lenox, Georgia	—	16	21	16	16	37	53	17	—	1990	40
JW Marriott Houston, Texas	—	4	26	16	5	40	45	16	—	1994	40
JWDC, Washington, D.C.	—	26	105	29	26	134	160	27	—	2003	40
Kansas City Airport, Missouri	—	—	8	21	—	29	29	23	—	1993	40
Westin Kierland, Arizona	134	100	280	1	100	281	381	9	—	2006	40
Fairmont Kea Lani, Hawaii	—	55	294	7	55	301	356	27	—	2003	40
Key Bridge, Virginia	—	—	38	21	—	58	58	39	—	1997	40
Manhattan Beach, California	—	8	29	11	—	48	48	16	—	1997	40
Marina Beach, California	—	—	13	22	—	35	35	11	—	1995	40
Maui Hyatt, Hawaii	—	92	212	6	92	218	310	24	—	2003	40
Memphis, Tennessee	—	—	16	32	—	49	49	14	—	1998	40
Mexico/Polanco, Mexico	4	11	35	4	10	39	49	19	—	1996	40
McDowell Mountains, Arizona	33	8	48	—	8	48	56	4	—	2004	40
Minneapolis City Center, Minnesota	—	—	27	33	—	60	60	30	—	1986	40
Minneapolis Southwest, Minnesota	—	5	24	(28)	—	—	—	—	—	1998	40
New Orleans, Louisiana	—	16	96	86	16	183	199	51	—	1996	40
New York Financial Center, New York	—	19	79	19	19	98	117	31	—	1997	40
New York Marquis, New York	—	—	552	118	—	670	670	333	—	1986	40
Newark Airport, New Jersey	—	—	30	2	—	32	32	9	—	1984	40
Newport Beach, California	100	11	13	111	11	124	135	47	—	1975	40
Orlando Marriott World Center, Florida	209	18	157	280	29	425	454	98	—	1997	40
Pentagon City Residence Inn, Virginia	—	6	29	5	5	34	39	10	—	1996	40
Philadelphia Airport, Pennsylvania	—	—	42	4	1	45	46	14	—	1995	40
Philadelphia Convention Center, Pennsylvania	—	3	144	25	6	166	172	53	—	1995	40
Four Seasons, Philadelphia, Pennsylvania	—	26	60	17	27	76	103	19	—	1998	40
Portland, Oregon	—	6	40	18	5	58	63	18	—	1994	40
Hyatt Regency, Reston, Virginia	—	11	78	15	12	92	104	22	—	1998	40
The Ritz-Carlton, Phoenix, Arizona	—	10	63	4	10	67	77	18	—	1998	40
The Ritz-Carlton, Tysons Corner, Virginia	—	—	89	11	—	100	100	26	—	1998	40
The Ritz-Carlton, San Francisco, California	—	31	123	18	31	141	172	34	—	1998	40
San Antonio Rivercenter, Texas	—	—	86	49	—	136	136	39	—	1996	40

SCHEDULE III

HOST HOTELS & RESORTS, INC. AND SUBSIDIARIES

REAL ESTATE AND ACCUMULATED DEPRECIATION

December 31, 2007

(in millions)

Description(1)	Debt	Initial Costs		Subsequent Costs Capitalized	Gross Amount at December 31, 2007				Date of Completion of Construction	Date Acquired	Depreciation Life
		Land	Buildings & Improvements		Land	Buildings & Improvements	Total	Accumulated Depreciation
San Antonio Riverwalk, Texas	—	—	45	10	—	55	55	17	—	1995	40
San Diego Hotel and Marina, California	178	—	203	109	—	312	312	95	—	1996	40
San Diego Mission Valley, California	—	4	22	8	4	31	35	9	—	1998	40
San Francisco Airport, California	—	11	48	31	12	77	89	26	—	1994	40
San Francisco Fisherman’s Wharf, California	—	6	20	9	6	30	36	14	—	1994	40
San Francisco Moscone Center, California	—	—	278	50	—	328	328	134	—	1989	40
San Ramon, California	—	—	22	16	—	38	38	10	—	1996	40
Santa Clara, California	—	—	39	8	—	47	47	19	—	1989	40
Seattle SeaTac Airport, Washington	—	3	41	14	3	56	59	19	—	1998	40
Tampa Waterside, Florida	—	—	—	98	11	88	99	18	2000	—	40
The Ritz-Carlton, Buckhead, Georgia	—	14	80	31	16	110	126	34	—	1996	40
The Ritz-Carlton, Marina del Rey, California	—	—	52	20	—	72	72	22	—	1997	40
The Ritz-Carlton, Naples, Florida	200	19	126	77	21	202	223	67	—	1996	40
The Ritz-Carlton, Naples Golf Lodge, Florida	—	6	—	65	6	64	70	10	2002	—	40
Toronto Airport, Canada	26	5	24	7	5	31	36	10	—	1996	40
Toronto Eaton Center, Canada	39	—	27	6	—	34	34	10	—	1995	40
Toronto Delta Meadowvale, Canada	34	4	20	12	4	32	36	14	—	1996	40
Dulles Airport, Washington, D.C.	—	—	3	30	—	33	33	26	—	1970	40
Washington Dulles Suites, Washington, D.C.	—	3	24	4	3	28	31	9	—	1996	40
Washington Metro Center, Washington D.C.	—	20	24	8	20	32	52	12	—	1994	40
Westfields, Virginia	—	7	32	7	7	38	45	14	—	1994	40
Sheraton Boston, Massachusetts	—	42	262	3	42	265	307	11	—	2006	40
Sheraton, Indianapolis, Indiana	—	3	51	—	3	51	54	2	—	2006	40
Sheraton New York Hotel & Towers, New York	—	346	409	16	346	425	771	20	—	2006	40
Sheraton, Parsippany, New Jersey	—	8	30	1	8	31	39	1	—	2006	40
Sheraton Santiago Hotel & Convention Center, Chile	—	19	11	2	20	12	32	1	—	2006	40
Sheraton Stamford Hotel, Connecticut	—	6	20	1	6	22	28	1	—	2006	40
St. Regis Hotel, Houston, Texas	—	6	33	1	6	34	40	1	—	2006	40
W New York, New York	—	138	102	1	138	102	240	4	—	2006	40
W Seattle, Washington	—	11	125	—	11	125	136	5	—	2006	40

SCHEDULE III

HOST HOTELS & RESORTS, INC. AND SUBSIDIARIES

REAL ESTATE AND ACCUMULATED DEPRECIATION

December 31, 2007

(in millions)

Description(1)	Debt	Initial Costs		Subsequent Costs Capitalized	Gross Amount at December 31, 2007				Date of Completion of Construction	Date Acquired	Depreciation Life
		Land	Buildings & Improvements		Land	Buildings & Improvements	Total	Accumulated Depreciation
Westin Grand, Washington, D.C.	—	16	80	1	16	80	96	3	—	2006	40
Westin Los Angeles Airport, California	—	—	102	1	—	103	103	4	—	2006	40
Westin Mission Hills Resort, California	—	38	49	1	38	50	88	2	—	2006	40
Westin Seattle, Washington	—	39	175	1	39	176	215	7	—	2006	40
Westin South Coast Plaza, California	—	—	46	6	—	52	52	4	—	2006	40
Westin Waltham Boston, Massachusetts	—	9	59	1	9	60	69	3	—	2006	40
Sheraton San Diego Marina, California	—	—	328	—	—	328	328	14	—	2006	40

Sub total:	1,423	1,531	8,182	2,273	1,567	10,418	11,985	2,458
Sub total—other hotels less than 5% of total:	—	34	297	203	54	481	535	187		various	40

Total hotels:	1,423	1,565	8,479	2,476	1,621	10,899	12,520	2,645
Other properties, each less than 5% of total	—	—	5	3	—	8	8	6		various	40

Total properties	1,423	1,565	8,484	2,479	1,621	10,907	12,528	2,651
Held for sale properties	—	—	—	—	—	—	—	—

TOTAL	$1,423	$1,565	$8,484	$2,479	$1,621	$10,907	$12,528	$2,651

(1)	Each hotel is operated as a Marriott-brand hotel unless otherwise indicated by its name.

SCHEDULE III

HOST HOTELS & RESORTS, INC. AND SUBSIDIARIES

REAL ESTATE AND ACCUMULATED DEPRECIATION

December 31, 2007

(in millions)

Notes:

(A)	The change in total cost of properties for the fiscal years ended December 31, 2007, 2006 and 2005 is as follows:

Balance at December 31, 2004	$8,748
Additions:
Acquisitions	276
Capital expenditures and transfers from construction-in-progress	146
Deductions:
Dispositions and other	(70)
Assets held for sale	(73)

Balance at December 31, 2005	9,027
Additions:
Acquisitions	3,415
Capital expenditures and transfers from construction-in-progress	378
Deductions:
Dispositions and other	(403)
Assets held for sale	(100)

Balance at December 31, 2006	12,317
Additions:
Acquisitions	15
Capital expenditures and transfers from construction-in-progress	411
Deductions:
Dispositions and other	(215)
Assets held for sale	—

Balance at December 31, 2007	$12,528

SCHEDULE III

HOST HOTELS & RESORTS, INC. AND SUBSIDIARIES

REAL ESTATE AND ACCUMULATED DEPRECIATION

December 31, 2007

(in millions)

(B)	The change in accumulated depreciation and amortization of real estate assets for the fiscal years ended December 31, 2007, 2006 and 2005 is as follows:

Balance at December 31, 2004	$1,870
Depreciation and amortization	270
Dispositions and other	(19)
Depreciation on assets held for sale	(18)

Balance at December 31, 2005	2,103
Depreciation and amortization	334
Dispositions and other	(66)
Depreciation on assets held for sale	(8)

Balance at December 31, 2006	2,363
Depreciation and amortization	378
Dispositions and other	(90)
Depreciation on assets held for sale	—

Balance at December 31, 2007	$2,651

(C)	The aggregate cost of real estate for federal income tax purposes is approximately $9,646 million at December 31, 2007.

(D)	The total cost of properties excludes construction-in-progress properties.